UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2010

The Hartcourt Companies, Inc.
(Exact name of Registrant as specified in its charter)

Utah	001-12671	87-0400541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Room 503, Jinqiao Building, No. 2077 West Yan’an Road, Shanghai, China 200336

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (86) 21 5208 0268

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

The Hartcourt Companies, Inc., a Utah corporation (“Hartcourt”), and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Hartcourt stockholders to be held to approve the proposed share exchange and reincorporation discussed in Item 8.01 below.
On November 12, 2009, Hartcourt filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement prepared in connection with the proposed share exchange with Sino-Canada Investment Group, Inc. ("Sino-Canada"), pursuant to which Hartcourt would acquire all of the outstanding shares of Sino-Camada in exchange for shares of Hartcourt common stock, and intends to file a definitive proxy statement. The proxy statement contains important information about the proposed share exchange and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain free copies of the proxy statement and other documents filed with the SEC by Hartcourt through the web site maintained by the SEC at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Hartcourt by directing request to: The Hartcourt Companies, Inc., Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China 200336, Attention: Jin Zhang, Vice President.
In connection with the special meeting of Hartcourt stockholders to approve certain matters related to the proposed share exchange, Hartcourt will mail copies of the definitive proxy statement to Hartcourt stockholders who are entitled to attend and vote at the special meeting. Hartcourt and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Hartcourt in connection with the proposed share exchange. Information regarding the interests of these directors and executive officers in the proposed share exchange is included in the proxy statement described above.
This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the closing of the share exchange with the shareholders of Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (“Sino-Canada”) by Hartcourt and certain related matters. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: (i) the number and percentage of Hartcourt stockholders voting against the share exchange and related proposals; (ii) the ability of Hartcourt and Sino-Canada to satisfy the conditions to closing of the proposed share exchange, including the delivery by Sino-Canada of audited financial statements for inclusion in the Hartcourt proxy statement; (iii) legislation or regulatory environments, requirements or changes adversely affecting the business in which Sino-Canada is engaged; and (iv) continued compliance with government regulations. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the combined company. Neither Hartcourt nor Sino-Canada assumes any obligation to update any forward-looking statements.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a press release issued by Hartcourt. The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated January 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2010

THE HARTCOURT COMPANIES, INC.

By: /s/ Victor Zhou
Name:  Victor Zhou
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 12, 2010